Prospectus Supplement	January 20, 2016

Putnam Floating Rate Income Fund
Prospectus dated June 30, 2015

The second paragraph in the section What are the fund’s main investment strategies and related risks? is deleted in its entirety and replaced by the following:

Floating rate loans are debt obligations that have interest rates which adjust or “float” periodically (normally on a monthly or quarterly basis) based on a generally recognized base rate such as the London Inter-Bank Offered Rate (“LIBOR”) or the prime rate offered by one or more major U.S. banks. Many floating rate loans are senior in rank in the event of bankruptcy to most other securities of the issuer, such as common stock or public bonds. Floating rate loans are also normally secured by specific collateral or assets of the issuer so that the holders of the loans will have a priority claim on those assets in the event of default or bankruptcy of the issuer. Floating rate loans are typically structured and administered by a financial institution that acts as an agent for the holders of the loan. Loans can be acquired directly through the agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. It is sometimes necessary to obtain the consent of the borrower and/or the agent before selling or assigning a floating rate loan. The fund may also invest in fixed rate debt instruments. Loans may not be considered “securities,” and it is possible that the fund may not be entitled to rely on anti-fraud and other protections under the federal securities laws when it purchases loans.

The sub-section Illiquid investments in the section What are the fund’s main investment strategies and related risks? is deleted in its entirety and replaced by the following:

• Liquidity risk. Although the market for the types of floating rate loans in which the fund invests has matured and become increasingly liquid over time, there can be no assurance that adverse developments with respect to this market or particular borrowers will not prevent the fund from selling these loans at their market values when we consider such a sale desirable. In addition, the settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for floating rate loan transactions may be significantly longer than the settlement period for other investments, such as floating rate bonds, and in some cases longer than seven days. Requirements to obtain consent of borrower and/or agent can delay or impede the fund’s ability to sell the floating rate loans and can adversely affect the price that can be obtained. It is possible that sale proceeds from floating rate loan transactions will not be available to meet redemption obligations. In the event that significant redemptions of the fund’s shares require the fund to sell portfolio holdings, the fund’s portfolio managers will attempt to manage these portfolio sales to generally maintain the composition of the fund’s portfolio, including by utilizing cash balances and, if necessary, any borrowing facilities to which the fund is a party. However, it is possible that in order to meet shareholder redemption orders, the fund

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may be required to sell its more liquid investments or investments with shorter settlement periods, including investments other than floating rate loans. This could result in less liquid securities comprising a larger percentage of the fund’s portfolio, which may make it more difficult for the fund to satisfy further shareholder redemptions without incurring significant transaction costs.